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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 3, 2009
                 Date of Earliest Event Reported: March 31, 2009

                               VERTEX ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                 1-11476           94-3439569
-------------------------------  -------------   -------------------------
 (State or other jurisdiction     (Commission      (I.R.S. Employer
      of incorporation):          File Number)    Identification No.):
      1331 Gemini Street                                 77058
        Houston, Texas

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  (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (866) 660-8156

      World Waste Technologies, Inc., 20400 Stevens Creek Blvd., 7th Floor,
                           Cupertino, California 95014
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously reported on a Current Report on Form 8-K filed on May 20, 2008 with the Securities and Exchange Commission (the "SEC"), on May 19, 2008, World Waste Technologies, Inc., a California corporation ("WORLD WASTE"), entered into an Amended and Restated Agreement and Plan of Merger (the "MERGER AGREEMENT") with Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), a Texas limited partnership ("VERTEX LP"), Vertex Energy, Inc., a Nevada corporation ("VERTEX NEVADA"), Vertex Merger Sub, LLC, a California limited liability company and wholly owned subsidiary of Vertex Nevada ("MERGER SUBSIDIARY"), and Benjamin P. Cowart, as agent for the shareholders of Vertex Nevada (the "AGENT"). On March 31, 2009, World Waste, Vertex LP, Vertex Nevada, Merger Subsidiary and the Agent executed and delivered Amendment No. 5 (the "AMENDMENT") to the Merger Agreement. The following is a summary of the material terms of the Amendment and is qualified by the full text of the Amendment, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein.

         Pursuant to the Amendment, the Merger Agreement has been amended in the following material respects:

              o The sections of the Merger Agreement that require World Waste to have a minimum of $2.4 million of cash on hand as of the closing have been amended to provide that this amount shall be reduced to $2.2 million.

              o Section 8.1(b) of the Merger Agreement has been amended to provide that either World Waste, on the one hand, or Vertex LP, Vertex Nevada and Merger Subsidiary, on the other hand, may terminate the Merger Agreement if the Merger has not closed on or before April 1, 2009. Previously, Section 8.1(b) had provided that either side could exercise its termination right if the Merger has not closed on or before March 31, 2009.

              o The condition to the closing of the merger that at closing World Waste have no liabilities has been amended to provide that World Waste may have up to $50,000 of liabilities as of the closing.

              o All references in the Merger Agreement to Vertex Nevada's Series B preferred stock have been eliminated.

              o The requirement that Vertex Nevada enter into a Sublease Agreement and Purchase and Sale Agreement with Vertex LP has been removed.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to the Merger Agreement, on April 1, 2009, World Waste merged with and into Merger Subsidiary, with Merger Subsidiary continuing as the surviving corporation and a wholly owed subsidiary of Vertex Nevada (the "MERGER"). In connection with the Merger, (i) each outstanding share of World Waste common stock was cancelled and exchanged for 0.10 shares of Vertex Nevada common stock; (ii) each outstanding share of World Waste Series A preferred stock was cancelled and exchanged for 0.4062 shares of Vertex Nevada Series A preferred stock; and (iii) each outstanding share of World Waste Series B preferred stock was cancelled and exchanged for 11.651 shares of Vertex Nevada Series A preferred stock.

         The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement and the amendments thereto which were previously filed with the SEC as exhibits to World Waste's Current Reports on Form 8-K.


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ITEM 3.03     MATERIAL MODIFCATION TO RIGHTS OF SECURITY HOLDERS

         As described above under Item 2.01, as a result of the Merger, all of World Waste's shares of capital stock were automatically cancelled and exchanged for shares of the capital stock of Vertex Nevada.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

         As a result of the Merger, World Waste became a wholly owned subsidiary of Vertex Nevada and the Agent became the holder of approximately 36% of Vertex Nevada's outstanding voting securities. The Agent has entered into a voting agreement with the holders of approximately 22% of Vertex Nevada's outstanding voting securities pursuant to which such holders have agreed to vote their shares in favor of the Agent's four nominees to Vertex Nevada's Board of Directors. Accordingly, the Agent has the right to elect four of Vertex Nevada's five directors. Vertex Nevada has determined not to issue 575,000 shares of common stock which were originally anticipated to be issued to consultants of Vertex Nevada, and as such, the total number of shares of common stock immediately following the Merger is 8,261,659 shares.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         Pursuant to the Merger Agreement, effective as of the closing of the Merger on April 1, 2009, all of the members of World Waste's Board of Directors and all of World Waste's executive officers resigned and the officers and directors of Vertex Nevada continued as officers and directors of Vertex Nevada. John Pimentel, formerly an officer and director of World Waste, has become an officer and director of Vertex Nevada, and Matthew Lieb, formerly an officer of World Waste, has become an officer of Vertex Nevada. The officers and Directors of Vertex Nevada are as follows:

       DIRECTORS:

                  Benjamin P. Cowart

                  John Pimentel

                  Dan Borgen

                  David L. Phillips

                  Ingram Lee

       OFFICERS:

                  Benjamin P. Cowart - Chief Executive Officer and President

                  John Pimentel - Executive Vice President of Corporate
                                  Development

                  Matthew Lieb - Chief Operating Officer

                  Ingram Lee - Treasurer

                  Chris Carlson - Secretary


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       OFFICER AND DIRECTOR BIOS:

       BENJAMIN P. COWART - DIRECTOR, CHIEF EXECUTIVE OFFICER AND PRESIDENT (Age
39): Mr. Cowart, the president of the General Partner for Vertex LP, has been involved in the petroleum recycling industry for over 20 years. Mr. Cowart is the founder of the Vertex group of companies and has served such companies since 2001. Mr. Cowart is the founder, Chief Executive Officer, President and Chairman of the Board of Vertex Nevada. As a leader in the recycling field, Mr. Cowart helped pioneer the reclamation industry by developing recycling options for many residual materials once managed as a hazardous waste. Mr. Cowart co-authored the industry's first e-commerce operating system for the digital management of petroleum waste and residual materials. Mr. Cowart was awarded the 2003 Business Man of the Year from The National Republican Congressional Committee, and serves on NORA's Board of Directors and President for 2008. Mr. Cowart has taken an active role in the petroleum industry with his involvement in speaking, consulting, chairing, and serving on various committees and industry associations. Prior to the formation of Vertex LP, Mr. Cowart served as the Vice President of Aaron Oil Company, a regional recycler in Alabama.

       JOHN PIMENTEL - DIRECTOR AND EXECUTIVE VICE PRESIDENT OF CORPORATE DEVELOPMENT (Age 42): Mr. Pimentel was appointed to the Board of Directors of Vertex Nevada in connection with the closing of the Merger, and is the Vertex Series A preferred stock appointee to the Board. Mr. Pimentel has served as the Executive Vice President of Corporate Development of Vertex Nevada since the closing of the Merger. Mr. Pimentel served as the Chief Executive Officer of World Waste from the fourth quarter of 2005 and as a member of the World Waste board of directors since early 2004 until the effective date of the Merger. Previously, he worked with Cagan McAfee Capital Partners, responsible for portfolio company management, strategy and investment structuring in industries including energy and technology. Mr. Pimentel was one of the co-founders of Pacific Ethanol (NASDAQ: PEIX) where he served as a director from 2003 to 2005. He has also served on the boards of Particle Drilling (NASDAQ: PDRT) and Evolution Petroleum (Amex: EVO). Mr. Pimentel has also worked for Bain & Company in its Private Equity Group, as well as that firm's general consulting practice. Mr. Pimentel has extensive operating experience including service as Deputy Secretary for Transportation for the State of California where he oversaw a $4.5 billion budget and 28,000 employees. Mr. Pimentel has an MBA from Harvard Business School and a BA from the University of California, Berkeley.

       DAN BORGEN - DIRECTOR (Age 48): Mr. Borgen was appointed a director of Vertex Nevada in June 2008. Mr. Borgen currently serves as Chairman, Chief Executive Officer and President of U.S. Development Group LLC ("USD"), where he has worked since May 1995. In his current role, Mr. Borgen guides all senior aspects of USD's corporate activities. USD is comprised of wholly owned subsidiaries that focus on industrial development, logistics, products terminaling, power corridors, financial services and gasification. In addition to his work with USD, Mr. Borgen has served as President of U.S. Right-of-Way Corporation since June 1993. Prior to this, Mr. Borgen worked for eleven years as an investment banker serving as Merger & Acquisition Director, Portfolio Manager and as a member of the Executive Committee for strategic planning and development. His activities were focused on manufacturing, food service, oil and gas exploration/production, telecommunications, banking and Western European finance. In his capacity as an investment banker, Mr. Borgen served as Vice President of The Oxford Group from July 1990 to June 1993, Vice President/Principal of The Paramount Companies from July 1985 to April 1990 and Manager - Investor Relations of Invoil Inc. from April 1982 to June 1985.


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       DAVID L. PHILLIPS - DIRECTOR (Age 52): Mr. Phillips was appointed a director of Vertex Nevada in June 2008. Mr. Phillips is currently the Managing Partner of Bilateral Initiatives LLP, an international business-to-business consulting firm specializing in providing key strategic expansion and corporate growth advice to the chairman and chief executive level members of various firms. Mr. Phillips is also Managing Partner of Phillips International Law Group PLLC, a worldwide recognized international law firm specializing in mergers, acquisitions, project development and EPC construction work with a focus on the international energy landscape in the oil, gas, chemical and power downstream sector and the alternative energy industry. Mr. Phillips' clients include worldwide energy companies, including several Middle East National Oil Companies. Prior to his founding of Bilateral Initiatives LLP and the Phillips International Law Group, Mr. Phillips was a Partner at the law firm of Jackson Walker LLP from May 2002 until May 2008 and chaired several of the firm's practice areas over that period. Prior to working at Jackson Walker LLP, from May 1995 to May 2002 Mr. Phillips served as a chief executive officer in the former KeySpan Energy Corporation, a $14 billion public energy conglomerate based in New York City, and as a member of the board of directors of certain KeySpan subsidiaries. From June 1991 to May 1995, Mr. Phillips served as a chief executive officer in Equitable Resources, Inc. a $6 billion public gas utility holding company based in Pittsburgh, Pennsylvania, and as a member of the board of directors of certain Equitable subsidiaries. Mr. Phillips also served as the General Counsel to Eastex Energy Inc., a public midstream energy company, from June 1985 to May 1991, which was later acquired by El Paso Energy and ultimately Enterprise Products LP.

       INGRAM LEE - DIRECTOR AND TREASURER (Age 48): Mr. Lee has been a director and treasurer of Vertex Nevada since its inception in May 2008. Since May 1993, he has worked at PTI, Incorporated ("PTI") where he currently serves as the President. In his current role with PTI, Mr. Lee is responsible for overseeing trading, purchasing, blending, training and sales of both residual and distillate petroleum products. Prior to joining PTI, Mr. Lee was a Trading Manager at Coastal Corporation (currently El Paso Corporation) from 1988 to 1993, responsible for the trading of over 20 million barrels per year of heavy oil and distillate products in and out of South America, Mexico and the Caribbean. From 1985 to 1988, Mr. Lee was an Operations/Blending Manager for Challenger Petroleum USA, Inc. Prior to this, he worked as a field manager for Torco Oil Company from 1982 to 1985 and a petroleum dispatcher and laboratory coordinator for E.W. Saybolt Petroleum Inspection Company from 1979 to 1982. Mr. Lee has been involved in aspects of the petroleum products trading industry for 28 years, from purchasing and sales to operations and transportation.




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       In addition to his current roles at Bilateral Initiatives LLP and
Phillips International Law Group PLLC, Mr. Phillips is the Chairman of the Board of Directors and the Executive Board of Advisors, Ambassadors, Ministers & Former US Cabinet Secretaries of the Bilateral US Arab Chamber of Commerce (BUSACC).

       Mr. Phillips received his bachelor's degree from the University of Texas in August 1984 and his Juris Doctor from the South Texas College of Law in August 1988. Mr. Phillips is a member of State Bar of Texas, International Bar Association, American Bar Association, and the Houston Bar Association; he is also a member of the Oil, Gas & Energy Law Section, the Business Law Section, and the Corporate Counsel Section of the State Bar of Texas and Houston Bar Association. Additionally, he is a member of the Natural Resources, Energy and Environmental Law Section of the American Bar Association & International Bar Association.

       CHRIS CARLSON - SECRETARY (Age 36): Mr. Carlson has served as Secretary of Vertex Nevada since inception. Mr. Carlson brings a range of experience to his role as the Vice President for Vertex LP. Mr. Carlson oversees all risk management, investments, e-commerce applications, and day-to-day financial accounting of Vertex LP and its subsidiaries. Mr. Carlson worked for FuelQuest, Inc. before joining Vertex LP in 2001. There he worked as a Project Lead managing implementations of e-commerce services for new customers. In addition, he also planned and developed testing requirements for e-commerce applications. Mr. Carlson was with Pagenet, a wireless communications company prior to FuelQuest, Inc. where he worked as a Strategic Account Supervisor. Mr. Carlson earned his BS degree in Business Finance from the University of Houston.

       MATTHEW LIEB - CHIEF OPERATING OFFICER (Age 36): Mr. Lieb has served as the Chief Operating Officer of Vertex Nevada since the closing of the Merger. Mr. Lieb previously served as World Waste's Chief Operating Officer from May 2007 until the effective date of the Merger. Since 1999, Mr. Lieb has served as Chairman of the Board and Chief Executive Officer of Kingsley Management LLC, a company he founded that acquires and operates car wash facilities. From January 2007 to May 15, 2007, Mr. Lieb provided World Waste with consulting services at a fee of $3,500 per month plus an expense reimbursement. Mr. Lieb holds a BS in Finance from Georgetown University and an MBA from Harvard Business School.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On April 1, 2009, Vertex Nevada filed an Amended and Restated Certificate of Designation of Rights, Preferences and Privileges of its Series A Convertible Preferred Stock (the "AMENDED CERTIFICATE"). The Amended Certificate became effective as of April 1, 2009. The Amended Certificate added the following provisions, which serve to clarify the process pursuant to which a Series A Director is nominated:

         "In the event any Series A Director elected by the holders of Series A Preferred Stock pursuant to Section 4.2 hereof is removed, resigns, fails to stand for re-election or otherwise ceases to serve as a Director of the Company (each a "NOTIFICATION EVENT"), the Company shall provide each Holder notice of such Notification Event within ten (10) business days of the occurrence of such Notification Event (the "SERIES A NOTICE"). Each holder shall have a period of thirty (30) days from the date of the Company's mailing of such Series A Notice (the "SERIES A NOTICE PERIOD") to provide the Company written notice of such Holder's nominee to fill the vacancy of the former Series A Director (each a "SERIES A NOMINEE"). After the expiration of the Series A Notice Period, the Secretary of the Company shall total the Series A Nominee votes cast by the Holders, and the three (3) Series A Nominee's receiving the highest total percentage vote for nomination of the outstanding Series A Preferred Stock, shall appear on any ballot delivered by the Company for the vote of the Series A Preferred Stock Holders of such replacement Series A Director (a "REPLACEMENT DIRECTOR VOTE"). The Replacement Director Vote shall be held as soon as practicable after the end of the Series A Notice Period."

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         The foregoing description of the Amended Certificate is not complete and is qualified in its entirety by reference to the Amended Certificate which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

         Vertex Nevada is in the process of withdrawing its Certificate of Designation of Rights, Preferences and Privileges of its Series B Convertible Preferred Stock (the "AMENDED B CERTIFICATE").

ITEM 8.01     OTHER EVENTS

         World Waste's common stock has been registered as a class pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act"). As a result of the Merger, Vertex Nevada has become the successor registrant under
Section 12(g) pursuant to SEC Rule 12g-3. World Waste will be filing a Form 15 with the SEC pursuant to Rule 12g-4 requesting deregistration of World Waste's common stock effective immediately. A copy of the Form 15 will be filed after the filing of this Report.

         Vertex Nevada plans to file a Form 8-K describing the business operations and financial condition of Vertex Nevada including risk factors and financial statements within the next 71 days. Until that time, investors are encouraged to review World Waste's Schedule 14A Definitive Proxy Statement filed with the SEC on February 6, 2009, for additional information regarding Vertex Nevada, its business and control persons.

         FORWARD-LOOKING STATEMENTS

         This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks include, but are not limited to, the risks and uncertainties outlined in World Waste's documents filed with the SEC. All forward-looking statements and other information in this Current Report on Form 8-K are based upon information available as of the date of this Report. Such information may change or become invalid after the date of this Current Report, and, by making these forward-looking statements, Vertex Nevada undertakes no obligation to update these statements after the date of this Current Report, except as required by law.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

         The financial statements required by this Item shall be filed in an amendment to this Current Report on Form 8-K within 71 calendar days after the date of this Report.

          EXHIBIT NO.                        DESCRIPTION
          -----------      ----------------------------------------------------

              2.1 Amendment No. 5, dated as of March 31, 2009, to Amended and Restated Agreement and Plan of Merger by and among World Waste Technologies, Inc., Vertex Holdings, L.P. (formerly Vertex Energy, L.P.), Vertex Energy, Inc., Vertex Merger Sub, LLC and Benjamin P. Cowart.

              3.1 Amended and Restated Certificate of Designation of Rights, Preferences and Privileges of Vertex Nevada, Inc.'s Series A Convertible Preferred Stock.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                VERTEX ENERGY, INC.

Date: April 8, 2009                             By:  /s/ Benjamin P. Cowart
                                                     ------------------------
                                                     Benjamin P. Cowart
                                                     Chief Executive Officer